UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2025 (March 21, 2025)

Atea Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39661	46-0574869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin Street, Suite 2100

Boston, MA 02110

(Address of principal executive offices) (Zip Code)

(857) 284-8891

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Pursuant to Sections 2.4(b) and 2.5(b) of the Amended and Restated Bylaws of Atea Pharmaceuticals, Inc. (the “Company”), which were filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2023, the window for stockholder nominations of director candidates and proposals of business for the Company’s annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) closed as of the close of business on March 23, 2025. Prior to the close of such window, the Company received notice from Bradley L. Radoff that he intends to nominate Howard H. Berman, James P. Flynn and Michael Torok and notice from Driver Opportunity Partners III LP that it intends to nominate J. Abbott R. Cooper to stand for election to the Company’s Board of Directors at the 2025 Annual Meeting. The Nominating and Corporate Governance Committee of the Company’s Board of Directors will evaluate the director candidates nominated by these stockholders consistent with its established practices. The Company’s Board of Directors will make its formal recommendation regarding director nominations in the Company’s definitive proxy statement and accompanying white proxy card, which will be filed with the Securities and Exchange Commission ahead of the 2025 Annual Meeting. The 2025 Annual Meeting has not yet been scheduled.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Atea Pharmaceuticals, Inc., dated March 21, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include but are not limited to statements regarding notice of director nominations and the Company’s formal recommendation with respect to director nominations. When used herein, words including “expected,” “should,” “anticipated,” “believe.” “will,” “plans”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, uncertainties inherent in the drug discovery and development process and the regulatory submission or approval process, unexpected or unfavorable safety or efficacy data or results observed during clinical trials or in data readouts; delays in or disruptions to clinical trials or our business; our reliance on third parties over which we may not always have full control, our ability to manufacture sufficient commercial product, competition from approved treatments for HCV, as well as the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Additional Information and Where to Find It

The Company intends to file with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the 2025 Annual Meeting of Stockholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.ateapharma.com.

Participants in the Solicitation

The Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about the Company’s executive officers and directors is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 6, 2025 and in the Company’s definitive proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. To the extent holdings by our directors and executive officers of the Company securities reported in the definitive proxy statement for the 2024 Annual Meeting of Stockholders have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.ateapharma.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEA PHARMACEUTICALS, INC.

Date: March 24, 2025	By:	/s/ Andrea Corcoran
Andrea Corcoran
Chief Financial Officer and Executive Vice President, Legal and Secretary